EXHIBIT 10.2

CREDIT AGREEMENT

THIS CREDIT AGREEMENT (together with all Exhibits hereto, and as supplemented, modified, amended or restated from time to time in the manner provided herein, this “Agreement”), dated March 25, 2010 (the “Effective Date”), is by and between RECOVERY ENERGY, INC., a Nevada corporation (“Borrower”), and HEXAGON INVESTMENTS, LLC, a Colorado limited liability company (“Lender”).

RECITALS

A. Borrower intends to acquire certain oil and gas properties, as described in Exhibit A attached hereto, together with all improvements located thereon, including, without limitation, any fixtures, structures and appurtenances now or later to be located thereon (the “Oil and Gas Properties”), pursuant to that certain Purchase and Sale Agreement, dated effective as of April 1, 2010, between Edward Mike Davis, L.L.C., a Nevada limited liability company, as seller, and Borrower, as purchaser (the “Purchase Agreement”);

B. Borrower has requested that Lender extend a term loan to Borrower in the principal amount of $6,000,000, to be used by Borrower in connection with the acquisition of the Oil and Gas Properties; and

C. Lender has agreed to extend a term loan to Borrower in the principal amount of $6,000,000, on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

I. DEFINITIONS AND REFERENCES

Section 1.1   Defined Terms

. As used in this Agreement, each of the following terms shall have the meaning given it in this Section 1.1 or in the sections and subsections referred to below:

“Agreement” has the meaning set forth in the introductory paragraph.

“Applicable Environmental Law” means any law, order, rule or regulation pertaining to health or the environment (as the same now exist or are hereafter enacted and/or amended).

“Borrower” has the meaning set forth in the introductory paragraph.

“Business Day” means any day which is not a Saturday, a Sunday or a legal holiday on which commercial banks are authorized or required to be closed in Denver, Colorado.

“Collateral” means all tangible or intangible real or personal property which, under the terms of any Security Document, is or is purported to be covered thereby or subject thereto.

“Debt” means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether primary or secondary, direct or indirect, absolute or contingent.

“Default” means any Event of Default and any default, event or condition which would, with the giving of any requisite notice and/or the passage of time, constitute an Event of Default.

“Default Rate” is 20.00% per annum.

“Earned Properties” has the meaning set forth in Section 7.1(b).

“Event of Default” has the meaning set forth in Section 7.1.

“Fiscal Quarter” means a three-month period ending on the last day of March, June, September or December of any year.

“Fiscal Year” means a twelve-month period ending on December 31 of any year.

“GAAP” means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Borrower: (a) are applied for all periods in a consistent manner, and (b) are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Borrower.

“Gross Proceeds of Production” means the gross proceeds from the sale of hydrocarbon production attributable to the Oil and Gas Properties and actually received by or on behalf of Borrower during any calendar month, less Third-Party Proceeds for the same calendar month associated with the Oil and Gas Properties.

“Initial Engineering Report” means the engineering report dated March 10, 2010, and updated March 17, 2010, covering the Oil and Gas Properties, prepared by Ralph E. Davis Associates, a Texas Registered Engineering Firm.

“Initial Financial Statement” means the financial statement of Borrower dated as of December 31, 2009, a copy of which has heretofore been delivered by Borrower to Lender.

“Lien” means, with respect to any property or assets, any right or interest therein of a creditor to secure Debt owed to him or any other arrangement with such creditor which provides for the payment of such Debt out of such property or assets or which allows him to have such Debt satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business.

“Loan Documents” means this Agreement, the Security Documents, the Note, and all other agreements, certificates, legal opinions and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith pertaining to the Loan.

“Loan” has the meaning set forth in Section 2.1.

“Maturity Date” means December 1, 2010.

“Monthly Statement” has the meaning set forth in Section 6.1(c).

“Mortgages” means (i) that certain Mortgage, Security Agreement, Assignment of Production and Proceeds, Financing Statement and Fixture Filing, dated as of March 25, 2010, from Borrower in favor of Lender, covering the Oil and Gas Properties located in the State of Wyoming, and (ii) that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Proceeds, Financing Statement and Fixture Filing, dated as of March 25, 2010, from Borrower for the benefit of Lender, covering the Oil and Gas Properties located in the State of Nebraska.

“Net Proceeds” means for any calendar month, Gross Proceeds of Production less the sum of (i) Permitted Expenses paid during such calendar month and not accrued in any previous period and (ii) Permitted Expenses accrued during the relevant calendar month but not actually paid.

“Note” has the meaning set forth in Section 2.1.

“Obligated Person” means Borrower or any other Person now or hereafter liable for repayment of any or all of the Obligations, whether by guaranty or otherwise.

“Obligations” means all Debt from time to time owing by Borrower to Lender under or pursuant to any of the Loan Documents. “Obligation” means any part of the Obligations.

“Oil and Gas Properties” has the meaning set forth in Recital A.

“ORRI Assignments” means (i) that certain Assignment of Overriding Royalty Interests, dated effective April 1, 2010, from Borrower, as assignor, to Lender, as assignee, conveying an overriding royalty interest burdening the Oil and Gas Properties located in the State of Nebraska, and (ii) that certain Assignment of Overriding Royalty Interests, dated effective April 1, 2010, from Borrower, as assignor, to Lender, as assignee, conveying an overriding royalty interest burdening the Oil and Gas Properties located in the State of Wyoming.

“Permitted Expenses” means, for each period for which the Net Proceeds is determined, the sum of the following, to the extent only that Borrower has been billed for such or the payment obligation of Borrower with respect thereto has otherwise accrued during the relevant period only and to the extent not already deducted in any remittance to Borrower and without duplication of any item: (a) lease operating expenses attributable to the Oil and Gas Properties; (b) transportation and marketing expenses attributable to the Oil and Gas Properties; (c) facility lease expenses attributable to the Oil and Gas Properties; and (d) production and ad valorem taxes attributable to Borrower’s share of Gross Proceeds of Production.

“Person” means an individual, corporation, partnership, association, joint-stock company, trust or trustee thereof, estate or executor thereof, limited liability company, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

“Security Documents” means the Mortgages and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any or all of the Obligated Persons or any other person to Lender in connection with this Agreement or any transaction contemplated hereby, to secure or guaranty the payment of any part of the Obligations or the performance of any other duties and obligations of any or all of the Obligated Persons under the Loan Documents, whenever made or delivered.

“Third-Party Proceeds” means that portion, if any, of proceeds from the sale of hydrocarbon production attributable to the interest of, and owned by, any Person other than Borrower in any oil and gas property received by Borrower (including royalty interests, overriding royalty interests, net profits interests, production payments and other interests payable out of or measured by production).

Section 1.2   Amendment Of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions and modifications of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension or modification.

Section 1.3   References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Agreement”, “this instrument”, “herein”, “hereof”, “hereby”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited The phrases “this section” and “this subsection” and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word “or” has the inclusive meaning frequently identified by the phrase “and/or”. The term “including” means “including without limitation”. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

Section 1.4   Calculations And Determinations. All interest accruing under the Loan Documents shall be calculated on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. Unless otherwise expressly provided herein or unless Lender otherwise consents, all financial statements and reports furnished to Lender hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in a manner consistent with GAAP.

II. THE LOAN

Section 2.1   The Loan.

(a) Lender shall make a term loan to Borrower in the amount of $6,000,000.00 (the “Loan”) upon the satisfaction of the conditions set forth in Article IV.

(b) The Loan shall be evidenced by a promissory note made by Borrower to the order of Lender, dated as of the Effective Date, in an amount equal to $6,000,000.00 (the “Note”). All of the terms and conditions of the Note are incorporated herein by this reference.

(c) The Loan shall bear interest at a rate of 15.00% per annum.

Section 2.2   Mandatory Payments

. Each month, 100% of the Net Proceeds shall be used to repay the Loan.

Section 2.3   Voluntary Prepayments. Borrower shall have the right to prepay the Loan at any time, in whole or in part, without penalty or premium.

III. SECURITY; TAXES

Section 3.1   Security. The Obligations will be secured by any and all Security Documents executed and delivered contemporaneously with the execution and delivery of this Agreement and any additional Security Documents hereafter delivered by any Obligated Person.

Section 3.2   Perfection And Protection Of Security Interests And Liens. Borrower will from time to time deliver to Lender any amendments, financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Borrower in form and substance reasonably satisfactory to Lender, which Lender may request for the purpose of perfecting, confirming or protecting Lender’s Liens and other rights in the Collateral.

Section 3.3   Taxes. All payments by Borrower of principal of, and interest on, the Loan and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by Lender’s net income or receipts (such non-excluded items being called “Taxes”). In the event that any withholding or deduction from any payment to be made by Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, Borrower will: (a) pay directly to the relevant authority the full amount required to be so withheld or deducted; (b) promptly forward to Lender an official receipt or other documentation satisfactory to Lender evidencing such payment to such authority; and (c) pay Lender such additional amount or amounts as may be necessary to ensure that the net amount actually received by Lender will equal the full amount Lender would have received had no such withholding or deduction been required. Moreover, if any Taxes are directly asserted against Lender with respect to any payment received by Lender hereunder, Lender may pay such Taxes and Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as may be necessary in order that the net amount received by Lender after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount Lender would have received had not such Taxes been asserted. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fail to remit to Lender the required receipts or other required documentary evidence, then Borrower shall indemnify, save and hold harmless Lender from and against any incremental Taxes, interest or penalties that may become payable by Lender as a result of any such failure.

Section 3.4   Letters in Lieu; Reimbursement of Permitted Expenses. Borrower agrees to execute such letters in lieu of transfer orders, payment orders, division orders and any other similar such instruments as may be needed to direct payment of all proceeds from production attributable to Borrower’s interest in the Oil and Gas Properties by purchasers of oil and gas production into an account established in Lender’s name established for the receipt of such funds (the “Proceeds Account”). Borrower hereby authorizes and directs all such pipeline companies, purchasers, transporters, operators, if appropriate, and other parties owing monies to Borrower under contracts comprising the Oil and Gas Properties, to pay such amounts direct to the Proceeds Account, and such authorization shall continue until the Loan is paid in full or as otherwise directed by Lender. No party making payment shall have any responsibility to see to the application of any funds paid to the Proceeds Account but shall be fully protected in making such payment as provided herein. Should Lender bring suit against any third party for collection of any amounts or sums payable to the Proceeds Account (and Lender shall have the right to bring any such suit), it may sue either in its own name or in the name of Borrower with Borrower’s consent, which consent shall not be unreasonably withheld; provided that, if an Event of Default has occurred Borrower’s consent shall not be required.  Each month, if Lender approves the Monthly Statement (which approval shall not be unreasonably withheld, conditioned or delayed), Lender will release (a) Third-Party Proceeds, (b) any Net Proceeds associated with the Earned Properties, and (c) Permitted Expenses and any other funds due to Borrower within 5 Business Days of receipt of each Monthly Statement; provided, however, Lender does not hereby waive any of its rights under the default and remedies provisions of this Agreement. All remaining funds in the Proceeds Account after each such release shall be used to repay the Loan.  Receipt of funds pursuant to this Section 3.4 shall not be deemed a payment of the Loan or other Obligations until the Lender has approved the applicable Monthly Statement and the funds described in subsections (a), (b) and (c) above have been released, and upon such release, any remaining amounts shall be credited at that time as a payment of the Loan.

IV. CONDITIONS PRECEDENT TO LOAN

Section 4.1   Conditions Precedent. Lender shall have no obligation under this Agreement, including the obligation to make the Loan, unless Lender shall have received all of the following, duly executed and delivered and in form, substance and date satisfactory to Lender: (a) the Note, (b) the Security Documents, (c) evidence satisfactory to Lender that the Collateral has been and continues to be operated in a reasonable and prudent manner without giving rise to any liabilities or obligations under any Applicable Environmental Law, (d) all other Loan Documents, (e) the documents described in Section 6.1(b), and (f) such other documents, certificates and instruments as Lender or its counsel may have reasonably requested, such documents, certificates and instruments to be satisfactory to Lender and its counsel in all respects in their sole discretion.

V. REPRESENTATIONS AND WARRANTIES

Section 5.1   Borrower’s Representations and Warranties. To induce Lender to enter into this Agreement and to make the Loan, Borrower represents and warrants to Lender (which representations and warranties shall survive the delivery of the Note and shall be deemed to be continuing representations and warranties until repayment in full of the Loan) that:

(a) No Default. Borrower is not in default in the performance of any of the covenants and agreements contained herein. No event has occurred and is continuing which constitutes a Default.

(b) Organization and Good Standing. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Borrower is duly qualified, in good standing, and authorized to do business in all other jurisdictions wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary.

(c) Authorization. Borrower has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(d) No Conflicts or Consents. The execution and delivery by the various Obligated Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not: (1) conflict with any provision of: (A) any domestic or foreign law, statute, rule or regulation, (B) the governing documents of any Obligated Person, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Obligated Person, (2) result in the acceleration of any Debt owed by any Obligated Person, or (3) result in or require the creation of any Lien upon any assets or properties of any Obligated Person except as expressly contemplated by the Loan Documents. Except as expressly contemplated by the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Obligated Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents.

(e) Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal and binding obligations of each Obligated Person which is a party hereto or thereto, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance or similar laws of general application relating to the enforcement of creditors’ rights and as limited by general equitable principles.

(f) Initial Financial Statement. The Initial Financial Statement fairly presents Borrower’s financial position at the date thereof. Since the date of the Initial Financial Statement, no material adverse change has occurred in Borrower’s financial condition or business.

(g) Other Obligations. Borrower has no outstanding Debt of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is not shown in the Initial Financial Statement or which has not been previously disclosed in writing to Lender.

(h) Full Disclosure. No certificate, statement or other information delivered herewith or heretofore by Borrower to Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to Borrower necessary to make the statements contained herein or therein not misleading in any material respect as of the date made or deemed made. At the date of this Agreement, Borrower is not aware of any material fact that has not been disclosed to Lender in writing which could materially and adversely affect Borrower’s properties, businesses, prospects or condition (financial or otherwise). To the best of Borrower’s knowledge, the Initial Engineering Report is based upon complete and accurate factual information in all material respects.

(i) Litigation. Except as disclosed in the Initial Financial Statement or as otherwise previously disclosed in writing by Borrower to Lender: (1) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of Borrower threatened, against any Obligated Person before any federal, state, municipal or other court, department, commission, body, board, bureau, agency, or instrumentality, domestic or foreign, which do or may materially and adversely affect any Obligated Person, any affiliate of Borrower, any Obligated Person’s ownership or use of any of its assets or properties, its business or financial condition or prospects, or the right or ability of any Obligated Person to enter into the Loan Documents or perform its obligations thereunder and (2) there are no outstanding judgments, injunctions, writs, rulings or orders by any such governmental entity against any Obligated Person which have or may have any such effect.

(j) Title to Properties. Borrower has title to the Oil and Gas Properties as represented and warranted in Section 2.1(B) of each of the Mortgages.

(k) Place of Business. The chief executive office and principal place of business of Borrower are located at the addresses of Borrower set forth in the signature pages hereto.

(l) Taxes. All tax returns required to be filed by Borrower in any jurisdiction prior to the date hereof have been filed; all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises, which are due and payable have been paid, or adequate reserves have been provided for payment thereof.

(m) Use of Proceeds. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of Loan will be used to purchase or carry any such margin stock or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock. Neither Borrower nor any Person acting on Borrower’s behalf has taken or will take any action which might cause this Agreement or the Note or the application of the proceeds of the Loan to violate either of said Regulations U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect.

(n) Environmental Matters. As of the date of this Agreement, neither Borrower nor any property of Borrower, including any of the Oil and Gas Properties, is in violation, in any material respect, of any Applicable Environmental Law, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances pertaining thereto. There is no existing, pending or, to the best knowledge of Borrower, threatened investigation or inquiry by any governmental authority in connection with Borrower or any property of Borrower under any Applicable Environmental Law. Borrower has taken all reasonable steps necessary to determine that no hazardous substances or solid wastes have been disposed of or otherwise released on or to any of the Oil and Gas Properties or any other property of Borrower. Borrower has not caused or permitted the disposal or other release of any hazardous substance or solid waste (as defined in any Applicable Environmental Law) on or to any of the Oil and Gas Properties or any other property of Borrower, except in accordance with all Applicable Environmental Laws.

(o) Investment Company Act Not Applicable. Borrower is not an “investment company” or a person “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(p) Capital Structure.  As of the Effective Date, 12,542,334 shares of Borrower’s common stock are issued and outstanding, and such common stock represents all of the issued stock of Borrower.  The 750,000 shares of common stock in the Borrower, to be issued to Lender pursuant to Section 6.1(b)(5) below, have been duly and validly authorized for issuance by Borrower and when issued by Borrower to Lender will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

VI. COVENANTS OF BORROWER

Section 6.1   Affirmative Covenants. Borrower warrants, covenants and agrees that, until the full and final payment of the Obligations and the termination of this Agreement, unless Lender has previously agreed otherwise in writing:

(a) Payment and Performance. Borrower will pay all amounts due under the Loan Documents in accordance with the terms thereof and will in all respects observe, perform and comply with every covenant, term and condition in the Loan Documents.

(b) Effective Date Deliverables. On or prior to the Effective Date, Borrower will deliver to Lender:

(1) the Note;

(2) duly executed copies of the ORRI Assignments;

(3) duly executed copies of all Security Documents necessary to create first and prior Liens in the Oil and Gas Properties in favor of Lender;

(4) copies of the letters in lieu of transfer orders, payment orders, division orders and other similar such instruments described in Section 3.4; and

(5) stock certificates representing 750,000 newly issued shares of Borrower’s common stock, par value $0.0001 per share, duly issued to Lender, as stockholder.

(c) Monthly Statements. Within 25 Business Days of the end of each calendar month, Borrower shall deliver a statement to Lender (a “Monthly Statement”), setting forth for the prior month: (a) the amount of production sold from the Oil and Gas Properties (excluding any production sold from the Earned Properties) and the price received for such production, (b) the production sold from the Earned Properties and the price received for such production, (c) Third-Party Proceeds paid to Lender identified by third-party and amount, (d) reimbursements of Permitted Expenses, (e) the dollar amount and estimated time remaining before Borrower has recovered all of its costs of drilling, testing, completing and operating the Earned Properties, (f) the status of Borrower’s capital raising efforts, and (g) such other information as Lender may reasonably request.

(d) Books, Financial Statements and Records. Borrower will at all times maintain full and accurate books of account and records, will maintain a standard system of accounting in accordance with GAAP and will furnish the following statements and reports to Lender at Borrower’s expense: (1) as soon as available and in any event within 60 days after the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2010, unaudited consolidated and consolidating financial statements of Borrower for such Fiscal Quarter and for the then-current Fiscal Year, prepared by Borrower in reasonable detail and in accordance with GAAP and containing at least a balance sheet, statements of earnings and cash flow and a reconciliation of Borrower’s equity, setting forth in comparative form the corresponding figures for the preceding Fiscal Year, each certified as true by an officer of Borrower; (2) by June 30, 2010, update of the Initial Engineering Report, and (3) by April 1 of each year, commencing April 1, 2011, an engineering report and economic evaluation prepared as of the preceding December 31 by one or more independent petroleum engineers chosen by Borrower and reasonably acceptable to Lender, covering the Oil and Gas Properties. Each such engineering report shall be in form and substance satisfactory to Lender and shall contain information and analysis comparable in scope to that contained in the Initial Engineering Report.

(e) Other Information and Inspections. Borrower will furnish to Lender any information which Lender may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Borrower’s business and operations. Borrower will permit representatives appointed by Lender, including independent accountants, agents, attorneys, appraisers and any other persons, to visit and inspect, at their sole risk (and, except during the continuance of an Event of Default, at their cost and expense), any of Borrower’s property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and Borrower shall permit Lender or its representatives to investigate and verify the accuracy of the information furnished to Lender in connection with the Loan Documents and to discuss all such matters with its officers, managers, employees and representatives.

(f) Notice of Material Events. Borrower will promptly notify Lender: (1) of any material adverse change in the financial condition of Borrower, (2) of the occurrence of any Default, (3) of the acceleration of the maturity of any Debt owed by Borrower or of any material default by Borrower under any indenture, mortgage, agreement, contract or other instrument to which Borrower is a party or by which Borrower or any of Borrower’s properties is bound, (4) of any uninsured claim of $50,000 or more asserted against Borrower or any of its properties, and (5) of the filing of any suit or proceeding against Borrower (or the occurrence of any material development in any such suit or proceeding) in which an adverse decision could have a material adverse effect upon Borrower’s financial condition, business or operations (or could result in a judgment not covered by insurance of $50,000 or more against Borrower). Upon the occurrence of any of the foregoing, Borrower will take all necessary or appropriate steps to remedy promptly any such material adverse change, Default, or default, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. Borrower will also notify Lender in writing at least 20 Business Days prior to the date that Borrower changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral.

(g) Maintenance of Existence and Qualifications. Borrower will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable law, except where the failure so to qualify will not have any material adverse effect on Borrower.

(h) Maintenance of Properties. Borrower will in all respects maintain, preserve, protect and keep all property operated by Borrower and used or useful in the conduct of its business in accordance with the standards of a reasonable and prudent operator, and for all other property of Borrower, will use commercially reasonable efforts to cause all such other property to be maintained, preserved and kept in accordance with the standards of a reasonable and prudent operator.

(i) Payment of Trade Debt, Taxes, etc. Borrower will: (1) timely file all required tax returns; (2) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (3) pay all Debt owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; and (4) maintain appropriate accruals and reserves for all of the foregoing Debt in accordance with its present system of accounting. Borrower will pay and discharge in all material respects, when due, all other Debt, taxes or assessments now or hereafter owed by it. Borrower may, however, delay paying or discharging any such Debt so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

(j) Insurance. Borrower will maintain with financially sound and reputable insurance companies insurance with respect to its business, operations and properties, in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business.

(k) Payment of Expenses. Borrower will be responsible for payment of all reasonable costs and expenses incurred by or on behalf of Lender (including attorneys’ fees) in connection with: (1) the preparation, execution and delivery of this Agreement and the other Loan Documents (including any and all future amendments or supplements thereto or restatements thereof), and any and all consents, waivers or other documents or instruments relating thereto, (2) the filing, recording, refiling and re-recording of any Security Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (3) the examination of Borrower’s title to the Collateral, and (4) the enforcement, after the occurrence of a Default or an Event of Default, of the Loan Documents.  All payments referred to in the prior sentence, and all expenses related to the update to the Initial Engineering Report referred to in Section 6.2(d)(2), shall be paid pursuant to Section 5.10 of each of the Mortgages.

(l) Performance on Borrower’s Behalf. If Borrower fails to pay any taxes, insurance premiums or other amounts it is required to pay under any Loan Document, Lender may pay the same. Borrower shall immediately reimburse Lender for any such payments, and each amount paid shall constitute a part of the Obligations, shall be secured by the Security Documents and shall bear interest at the Default Rate, from the date such amount is paid by Lender until the date such amount is repaid to Lender.

(m) Compliance with Agreements and Law. Borrower will perform all obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound in such a way that they result in no material adverse effect upon the Oil and Gas Properties or Borrower’s ability to perform its obligations under this Agreement. Borrower will in all respects conduct its business and affairs in compliance with all laws, regulations, and orders applicable thereto (including those relating to pollution and other environmental matters).

(n) Certifications of Compliance. Borrower will furnish to Lender at Borrower’s expense all certifications which Lender from time to time reasonably requests, as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Borrower in the Loan Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

(o) Additional Security Documents; Amendments. Promptly after a request therefor by Lender at any time and from time to time, Borrower will execute and deliver to Lender such additional Security Documents or amendments to existing Security Documents as Lender may deem necessary or appropriate in order to grant to Lender a first priority perfected lien on and security interest in the Oil and Gas Properties. Without limiting the foregoing, upon receipt of assignments covering the Earned Properties, Borrower shall promptly execute amendments to the Security Documents to reflect Borrower’s ownership of the Earned Properties.

(p) Environmental Matters. Borrower will promptly notify Lender in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Law of which Borrower becomes aware. Borrower will take all reasonable steps necessary to ensure that no hazardous substances or solid wastes will be disposed of or otherwise released on or to any of the property owned by Borrower in violation of any Applicable Environmental Law. Borrower will keep all of its property in all respects free of any hazardous substance or solid waste (other than hazardous substances and solid wastes normally used or generated in the ordinary course of operation of Borrower’s facilities and that are properly stored, maintained and disposed of in accordance with Applicable Environmental Laws) and will remove the same (or if removal is prohibited by law, take, at its sole expense, whatever actions are required by law) in accordance with Applicable Environmental Laws. Upon Lender’s request, at any time and from time to time during the term of this Agreement (but no more often than once per calendar year in the absence of the occurrence and continuance of an Event of Default), Borrower will provide to Lender, at Borrower’s sole expense, an inspection or audit, to be conducted by an engineering or consulting firm approved by Lender, of the properties owned or operated by Borrower indicating the compliance by Borrower in all material respects with all Applicable Environmental Laws.

(q) Registration Rights. If at any time prior to payment in full of the Debt Borrower grants registration rights covering any of the stock of Borrower to any other equity investor in Borrower, then Borrower agrees to grant similar registration rights to Lender.

(r) Insurance.  On or prior to March 31, 2010, Borrower shall deliver to Lender certificates from Borrower’s insurance broker setting forth the insurance maintained by Borrower, stating that such insurance is in full force and effect, and naming Lender as an additional insured.

Section 6.2   Negative Covenants

. Borrower warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Lender has previously agreed otherwise in writing:

(a) Limitation on Liens. Borrower will not create, assume or permit to exist any mortgage, deed of trust, pledge, encumbrance, lien or charge of any kind (including any security interest in or vendor’s lien on property purchased under conditional sales or other title retention agreements and including any lease intended as security or in the nature of a title retention agreement) upon any of Borrower’s properties or assets, whether now owned or hereafter acquired, except: (i) Liens at any time existing in favor of Lender; and (ii) statutory Liens for taxes, statutory or contractual mechanics’ and materialmen’s Liens incurred in the ordinary course of business, and other similar Liens incurred in the ordinary course of business; provided that such Liens secure only Debt which is not delinquent or which is being contested as provided in Section 6.1(h).

(b) Additional Debt. Borrower will not create, incur, assume or permit to exist Debt of Borrower except (i) the Loan, and (ii) Debt described in Section 6.1(i).

(c) Limitation on Sales of Collateral. Borrower will not sell, transfer, lease, exchange, alienate or dispose of any of the Collateral except as follows (and the following exceptions shall be subject to any limitations contained in the Security Documents) (i) oilfield equipment, service and supply assets sold in the ordinary course of business and (ii) inventory (including oil and gas sold as produced) which is sold in the ordinary course of business.

(d) Limitation on Credit Extensions. Borrower will not extend credit, make advances or make loans.

(e) Fiscal Year. Borrower will not change its fiscal year.

(f) Amendment of Contracts. Borrower will not amend or permit any amendment to (to the extent that Borrower has the power to prevent such amendment) any contract which could reasonably be foreseen to release, qualify, limit, make contingent or otherwise have any material adverse effect upon, the rights and benefits of Lender under or acquired pursuant to any of the Security Documents.

(g) Reorganizations; Combinations; Change of Control. Borrower will not change its name or the nature of its business, reorganize, liquidate, dissolve, enter into any merger or other combination, or permit to occur any change in control of Borrower from that in existence on the date hereof.

(h) Hedging Transactions. Without Lender’s prior written consent, Borrower will not at any time enter into or be or become a party to any one or more hedging transactions with respect to its oil and gas production.  If Borrower enters into a hedging transaction with Lender’s prior written consent, and at any time prior to the earlier of the  Maturity Date or the full and final payment of the Obligations, Borrower is thereafter required to make a margin call payment in connection with such hedging transaction, Borrower shall have the right, upon reasonable prior notice to Lender, to request an advance on the Loan in the amount of the required margin call payment, and Lender shall make such advance, subject to satisfaction of the conditions set forth below.  Any such advance made by Lender shall increase the principal amount outstanding on the Loan, and shall bear interest at the rate provided in Section 2.1(d).  Lender’s obligation to make an advance to Borrower pursuant to this Section 6.2(h) shall be subject to the following conditions:

(1) No Default or Event of Default shall have occurred under any Loan Documents;

(2) The maximum amount of advances made by Lender under this Section 6.2(h) shall not exceed $3,000,000 in the aggregate; and

(3) If the amount of any such advance would cause the total amount outstanding under the Loan to exceed $6,000,000, execution of an amendment to the Note to reflect the new outstanding balance.

Lender and Borrower agree to promptly enter into such amendments of the Loan Documents as may be necessary or appropriate to properly document the obligations under this Section 6.2(h).

(i) Capital Expenditures; Development Drilling. Borrower will not make (whether in one transaction or a series of transactions) capital expenditures, including expenses for development drilling, for the period from the Effective Date until the repayment in full of the Obligations; provided however, Borrower shall be permitted to make capital expenditures necessary to retain the Earned Properties and those capital expenditures permitted pursuant to that certain Credit Agreement, dated effective January 29, 2010, between Borrower and Lender (the “January Credit Agreement”).

VII. EVENTS OF DEFAULT AND REMEDIES

Section 7.1   Events of Default

. Each of the following events constitutes an Event of Default under this Agreement:

(a) Borrower fails to pay any Obligation when due and payable, whether at a date for the payment of a fixed installment or contingent or other payment to Lender or as a result of acceleration or otherwise; or

(b) Borrower fails to raise sufficient capital to enable it to meet Borrower’s drilling obligations necessary to earn and retain the lands and leases in N/2SE/4 of Section 17, Township 17 North, Range 58 West, Banner County, Nebraska, and the lands and leases in Section 19 and S1/2 f Section 18, Township 17 North, Range 58 West, Banner County Nebraska, as set forth in Section 7 of the Purchase Agreement (the “Earned Properties”).

(c) Borrower fails to raise sufficient capital prior to October 29, 2010 to enable it to repay the Obligations in full prior to the Maturity Date.

(d) Any “default” or “event of default” occurs under (i) any Loan Document which defines either term, or (ii) under the January Credit Agreement; or

(e) Borrower fails to duly observe, perform or comply with any covenant, agreement, condition or provision of any Loan Document; or

(f) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Obligated Person in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made; or

(g) Any Obligated Person:

(1) suffers the entry against it of a judgment, decree or order for relief by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of 60 days; or

(2) suffers the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets or for any part of the Oil and Gas Properties in a proceeding brought against or initiated by it, and such appointment is neither made ineffective nor discharged within 60 days after the making thereof, or such appointment is consented to, requested by, or acquiesced to by it; or

(3) commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets or any part of the Oil and Gas Properties; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes action in furtherance of any of the foregoing; or

(4) suffers the entry against it of a final judgment for the payment of money in excess of $100,000 (not covered by insurance), unless the same is discharged within 60 days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

(5) suffers the entry of an order issued by any court or tribunal taking, seizing or apprehending all or any substantial part of its property or any part of the Oil and Gas Properties and bringing the same into the custody of such court or tribunal, and such order is not stayed or released within 30 days after the entry thereof; or

(h) Any default, including the expiration of any applicable period of grace, occurs with respect to any other indebtedness owed by Borrower to any Person.

Upon the occurrence of an Event of Default described in subsection (f)(1), (f)(2) or (f)(3) of this Section 7.1, all of the Obligations shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower. During the continuance of any other Event of Default, Lender at any time and from time to time (unless all Events of Default have theretofore been remedied) may declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable.

Section 7.2   Remedies. If any Event of Default shall occur, Lender may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and Lender may enforce the payment of any Obligations due or enforce any other legal or equitable right. All rights, remedies and powers conferred upon Lender under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity.

Section 7.3   Indemnity. Borrower hereby agrees to indemnify, defend and hold harmless Lender and its successors and assigns and the respective agents, affiliates, officers, directors and employees of Lender and its successors and assigns from and against any and all claims, losses, demands, actions, causes of action and liabilities whatsoever (including reasonable attorneys’ fees and expenses and costs and expenses reasonably incurred in investigating, preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character) arising out of or resulting from: (a) the Loan Documents (including the enforcement thereof), except to the extent such claims, losses and liabilities are proximately caused by Lender’s gross negligence, bad faith or willful misconduct, (b) any violation of any Applicable Environmental Law, (c) any act, omission, event or circumstance resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Oil and Gas Properties, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence of occurrence, and (d) any and all claims or proceedings (whether brought by a private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or contaminated material located upon or migrating into, from or through any of the Oil and Gas Properties (whether or not the release of such materials was caused by Borrower, a tenant or subtenant or a prior owner, tenant or subtenant on the Oil and Gas Properties and whether or not the alleged liability is attributable to the handling, storage, generation, transportation, removal or disposal of such substance, waste or material or the mere presence of such substance, waste or material on the Oil and Gas Properties), for which Lender may have liability due to the making of the Loan, the granting of the Security Documents, the exercise of Lender’s rights under the Loan Documents or Otherwise. WITHOUT LIMITATION, IT IS THE INTENTION OF BORROWER, AND BORROWER AGREES, THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence, bad faith or willful misconduct of such particular indemnified party. The foregoing indemnities shall not terminate upon the Maturity Date or upon the release, foreclosure or other termination of the Security Documents, but will survive the Maturity Date, foreclosure of the Security Documents or conveyances in lieu of foreclosure, and the repayment of the Loan and the discharge and release of the Security Documents and the other documents evidencing and/or securing the Loan.

VIII. MISCELLANEOUS

Section 8.1   Waiver and Amendment. No failure or delay by Lender in exercising any right, power or remedy which it may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by Lender of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Obligated Person shall in any case of itself entitle any Obligated Person to any other or further notice or demand in similar or other circumstances. No modification or amendment of or supplement to this Agreement or the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

Section 8.2   Survival of Agreements; Cumulative Nature. All of the Obligated Persons’ various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loan and the delivery of the Note and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to Lender and all of Lender’s obligations to Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered to Lender under any Loan Document shall be deemed representations and warranties by Borrower to Lender and/or agreements and covenants of Borrower under this Agreement. The representations, warranties, and covenants made by the Obligated Persons in the Loan Documents, and the rights, powers, and privileges granted to Lender in the Loan Documents, are cumulative, and no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to Lender of any such representation, warranty, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty or covenant herein contained shall apply to any similar representation, warranty or covenant contained in any other Loan Document, and each such similar representation, warranty or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

Section 8.3   Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing and, unless otherwise specifically provided in such Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by expedited delivery service with proof of delivery, or by registered or certified United States mail, return receipt requested, postage prepaid, at the addresses specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given upon receipt.

Section 8.4   Parties in Interest. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Obligated Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of Lender.

Section 8.5   Governing Law. The Loan Documents shall be deemed contracts and instruments made under the laws of the State of Colorado and shall be construed and enforced in accordance with and governed by the laws of the State of Colorado and the laws of the United States of America, except (a) to the extent that the law of another jurisdiction is expressly elected in a Loan Document, and (b) with respect to specific Liens, or the perfection thereof, evidenced by Security Documents covering real or personal property which by the laws applicable thereto are required to be construed under the laws of another jurisdiction. Borrower hereby irrevocably submits itself to the non-exclusive jurisdiction of the state and federal courts of the State of Colorado.

Section 8.6   Limitation on Interest. Lender and the Obligated Persons intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither any Obligated Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If: (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at Lender’s option, promptly returned to Borrower or the other payor thereof upon such determination.

Section 8.7   Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

Section 8.8   Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. Delivery of this Agreement and the other documents to be delivered in connection herewith by any party may be effected, without limitation, by faxing a signed counterpart of any such document to Lender (any party that effects delivery in such manner hereby agreeing to transmit promptly to each of the other parties an actual signed counterpart).

Section 8.9   Conflicts. To the extent of any irreconcilable conflicts between the provisions of this Agreement and the provisions of any of the Loan Documents, the provisions of this Agreement shall prevail.

Section 8.10   Entire Agreement

. This Agreement, the Note, the Security Documents and the other Loan Documents from time to time executed in connection herewith state the entire agreement between the parties with respect to the subject matter hereof.

Section 8.11   Consent and Waiver under January Credit Agreement

Section 8.12. Lender hereby consents to the transactions contemplated by the Purchase Agreement and waives Sections 6.2(a), 6.2(b) and 6.2(i) of the January Credit Agreement, solely to the extent necessary to permit Borrower to complete the transactions contemplated by the Purchase Agreement. This consent and waiver shall be effective only in this specific instance and for the specific purpose stated above, and this consent and waiver shall not entitle the Borrower to any other or further consent or waiver in any similar or other circumstances.

Section 8.13   Waiver Of Jury Trial. EACH OF BORROWER AND LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION: (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. EACH OF BORROWER AND LENDER HEREBY AGREES THAT THE OTHER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

 [Signature Page follows]

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

Borrower:

RECOVERY ENERGY, INC.
By:	/s/ Jeffrey A. Beunier
Jeffrey A. Beunier, Chief Executive Officer

Address:	1515 Wynkoop Street, Suite 200
Denver, Colorado 80202

Facsimile:	(888) 887-4449

Lender:

HEXAGON INVESTMENTS, LLC

By: Hexagon Investments, Inc., Manager
By:	/s/ Brian Fleishmann
Brian Fleischmann, President

Address:	730 17th Street, Suite 800
Denver, Colorado 80202

Facsimile:	(303) 571-1221

[Signature Page to Credit Agreement]

EXHIBIT A
OIL AND GAS PROPERTIES

ALBIN AREA PROSPECT LANDS AND LEASE
Township 17 North, Range 60 West, Laramie County, Wyoming
Section   3:  ALL
Section   4:  N/2NE/4, W/2, S/2SE/4
Section   9:  All
Section 10:  S/2
Section 11:  All
Section 14:  All
Section 15:  E/2
Section 15:  NW/4
Section 22:  NE/4
Section 23:  N/2

Township 18 North, Range 60 West, Laramie County, Wyoming
Section 28:  W/2NE/4, E/2W/2, SW/4NW/4, W/2SW/4, SE/4
Section 29:  All East of Railroad ROW
Section 32:  N/2NE East of Railroad ROW

Township 14 North, Range 60 West, Laramie County, Wyoming
Section   4:  ALL
Section   5:  E/2SW/4
Section   8:  All
Section 17:  W/2
Section 18:  NE/4, SE/4, E/2SW/4
Section 19:  E/2, SW/4

Lessor:	Anadarko E&P Company, LP and Anadarko Land Corp
Lessee:	Edward Mike Davis, L.L.C.
Dated:	June 3, 2008
Recorded:	Book 2063, Page 422, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 3: Lots 1 (39.78), 2 (39.74), 3 (39.70), 4 (39.67), S/2N/2, S/2
Section 9: All
Section 11: Lots 1 (09.71), 2 (09.69), 3 (09.67), 4 (09.65)
Section 15: NW/4
Section 23: Lots 1 (09.19), 2 (09.17)
from the surface of the earth to a depth of 8,500 feet

Lessor:	State of Wyoming 08-000383
Lessee:	Bear Oil and Gas, Inc.
Dated:	October 2, 2008
Recorded:	State Records Only, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 4: Lots 1 and 2

Ex -A-1

Lessor:	Jean C. Branigan and David C. Branigan, wife and husband
Lessee:	Edward Mike Davis, L.L.C.
Dated:	June 17, 2008
Recorded:	Book 2067, Page 86, Laramie County, WY
RATIFICATION AND REVIVOR OF OIL AND GAS LEASE
Recorded:	Book 2131, Page 718, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 4: Lots 3 and 4 (a/d/a N/2NW/4), S/2NW/4, SW/4, S/2SE/4

Lessor:	Mickey L. Branigan, a single man
Lessee:	Edward Mike Davis, L.L.C.
Dated:	June 17, 2008
Recorded:	Book 2067, Page 89, Laramie County, WY
RATIFICATION AND REVIVOR OF OIL AND GAS LEASE
Recorded:	Book 2131, Page 719, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 4: Lots 3 and 4 (a/d/a N/2NW/4), S/2NW/4, SW/4, S/2SE/4

Lessor:
John C. McLaughlin, Individually and as Trustee of the John C. McLaughlin Living  Trust dated September 8, 2000 and LeAnn M. McLaughlin, Individually and as Trustee of the LeAnn M. McLaughlin Living Trust dated September 8, 2000

Lessee:	Edward Mike Davis, L.L.C.
Dated:	June 17, 2008
Recorded:	Book 2067, Page 83, Laramie County, WY
RATIFICATION AND REVIVOR OF OIL AND GAS LEASE
Recorded:	Book 2131, Page 720, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 4: Lots 3 and 4 (a/d/a N/2NW/4), S/2NW/4, SW/4, S/2SE/4

Lessor:	William L. Hogerson and Connie J. Holgerson, husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	February 19, 2008
Recorded:	Book 2054, Page 867, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 10: S/2

Lessor:	Palm-Egle Land Company, Inc., a Wyoming corporation
Lessee:	Edward Mike Davis, L.L.C.
Dated:	January 3, 2008
Recorded:	Book 2054, Page 873, Laramie County, WY
Correction of Description of Oil and Gas Leasse
Recorded:	Book 2132, Page 1348, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North, Range 60 West
Section 14: Lots 1, 2, 3, 4 (ALL)
Section 15: E/2
Section 22: NE/4

Ex -A-2

Lessor:	Robert G. Adcock, Trustee of the Robert G. Adcock Revocable Trust dated August 17, 2000 and Delight M. Adcock, Trustee of the Delight M. Adcock Revocable Trust dated August 17, 2000
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 8, 2008
Recorded:	Book 2071, Page 386, Laramie County, WY
Correction of Description of Oil and Gas Leasse
Recorded:	Book 2135, Page 682, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North, Range 60 West
Section 28: S/2SE/4SE/4, Pt. SW/4 - Described and Bounded as follows:

Beginning at a point on the south line of said SW1/4, 1726.00' N 89"21'56" E of the SW corner of said SW1/4; thence N 0"10'12" W for  683.30' to a point; thence N 39"49'49" E for 660.00' to a point; thence S 0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Lessor:	Richard A. Person and Louise E. Person, husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 6, 2008
Recorded:	Book OG 131, Page 339, Banner County, NE
Correction of Description and Amendment of Oil and Gas Lease
Recorded:	Book 2135, Page 699, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North, Range 60 West
Section 28: W/2SW/4, SW/4NW/4
Section 29: All those portions of the S/2NE, W/2, SE/4 all lying East of the ROW of the UPRR as described in Book 285, Pages 19-21
Section 32: All those portions of the N/2NE lying East of the ROW of the UPRR as described in Book 285, Pages 19-21

Lessor:	Darlene M. Bowman Living Trust u/w Dated 07/28/2005, Darlene M. Bowman individually and as Trustee, and Dale A. Bowman Living Trust u/w Dated 07/28/2008, Dale A Bowman individually and as Trustee
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 22, 2010
Recorded:	Book 2136, Page 1323, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North. Range 60 West

Section 28: W/2NE/4, SW/4SE/4, N/2SE/4, N/2SE/4SE/4, E/2W/2: Less a portion of the SW/4 Described and Bounded as follows: Beginning at a point on the south line of said SW1/4, 1726.00' N.089"21'56"E.,of the Southwest corner of said SW1/4; thence N 0"10'12" W., for 683.30' to a point; thence N 89"49'49"E., for 660.00' to a point; thence S .0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Section 29: N1/2NE1/4

Ex -A-3

Lessor:	Debra Kay Dorigatti, f/k/a Debra Kay Smith, f/k/a Debra Kay Willoughby
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 19, 2010
Recorded:	Book 2144, Page 690, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North. Range 60 West

Section 28: W/2NE/4, SW/4SE/4, N/2SE/4, N/2SE/4SE/4, E/2W/2: Less a portion of the SW/4 Described and Bounded as follows: Beginning at a point on the south line of said SW1/4, 1726.00' N.089"21'56"E.,of the Southwest corner of said SW1/4; thence N 0"10'12" W., for 683.30' to a point; thence N 89"49'49"E., for 660.00' to a point; thence S .0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Section 29: N1/2NE1/4

Lessor:	Shelly M. Flohr, f/k/a Shelly Willoughby
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 19, 2010
Recorded:	Book 2144, Page 687, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North. Range 60 West

Section 28: W/2NE/4, SW/4SE/4, N/2SE/4, N/2SE/4SE/4, E/2W/2: Less a portion of the SW/4 Described and Bounded as follows: Beginning at a point on the south line of said SW1/4, 1726.00' N.089"21'56"E.,of the Southwest corner of said SW1/4; thence N 0"10'12" W., for 683.30' to a point; thence N 89"49'49"E., for 660.00' to a point; thence S .0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Section 29: N1/2NE1/4

Lessor:	Mark James Willoughby
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 19, 2010
Recorded:	Book 2144, Page 684 Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North. Range 60 West

Section 28: W/2NE/4, SW/4SE/4, N/2SE/4, N/2SE/4SE/4, E/2W/2: Less a portion of the SW/4 Described and Bounded as follows: Beginning at a point on the south line of said SW1/4, 1726.00' N.089"21'56"E.,of the Southwest corner of said SW1/4; thence N 0"10'12" W., for 683.30' to a point; thence N 89"49'49"E., for 660.00' to a point; thence S .0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Section 29: N1/2NE1/4

Lessor:	Dave A. Duello, a married man dealing in his sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 2, 2008
Recorded:	Book 2080, Page 1118, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 4: ALL
Section 8: E/2, N/2NW/4

Ex -A-4

Lessor:	Wisroth Ranch, Co., a Wyoming Corporation
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 29, 2003
Recorded:	Book 17864, Page 1656, Laramie County, WY
Extension of Oil and Gas Lease dated August 25, 2008
Recorded:	Book 2073, Page 1112, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 4: ALL
Section 8: E/2, N/2NW/4

Lessor:	Gross-Wilkinson Ranch, a Wyoming corporation
Lessee:	New Century Production Company, L.L.C.
Dated:	August 3, 2008
Memorandum of Oil and Gas Lease
Recorded:	Book 2087, Page 828, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 5: E/2SW/4

Lessor:	Louise E. Scheel a widow and as Trustee of the Louise E. Scheel Living Trust, dated 6-25-2002
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 22, 2008
Recorded:	Book 2076, Page 1657, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 8: S/2NW/4, SW/4
Section 18: A tract of land in the E/2NE/4, containing 6.5 acres

Lessor:	Kathryn Ann Eisenbraun and Paul G. Eisenbraun, wife and husband
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 22, 2008
Recorded:	Book 2080, Page 1121, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 8: S/2NW/4, SW/4
Section 18: NE/4, less a 6.5 acres tract located in the E/2NE/4, described in WD dated 6-20-96

Ex -A-5

Lessor:	E. Vivian Trompke, f/k/a E. Vivian Bridges and Leonard S. Trompke, wife and husband
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 9, 2008
Recorded:	Book 2080, Page 1133, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: W/2
Section 18: SE/4

Lessor:	Mavis Peterson, a married woman dealing in her sole and separate property and as Heir of the Estate of Floyd Bridges Jr. and Dorothy Mae Bridges, both deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 17, 2008
Recorded:	Book _______, Page _________, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: W/2
Section 18: SE/4

Lessor:	Dale Bridges, a married man dealing in his sole and separate property and as Heir of the Estate of Floyd Bridges Jr. and Dorothy Mae Bridges, both deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 17, 2008
Recorded:	Book 2080, Page 1130, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: W/2
Section 18: SE/4

Lessor:	Alvin Bridges, a married man dealing in his sole and separate property and as Heir of the Estate of Floyd Bridges Jr. and Dorothy Mae Bridges, both deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 17, 2008
Recorded:	Book 2080, Page 1127, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: W/2
Section 18: SE/4

Lessor:	Charles T. Fornstrom, aka Charles Thomas Fornstrom and Kathleen Jo Fornstrom, individually, and as husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 21, 2008
Recorded:	Book 2076, Page 1645, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
TOWNSHIP 14 NORTH, RANGE 60 WEST, 6th P.M.
Section 17: E/2SW/4
Section 18: E/2SW/4

Ex -A-6

Section 18: SE/4 except 2 parcels of land described as follows:  Parcel (1) Beginning at the SE corner of said Section 18; thence westerly along the South boundary of said Section 18 a distance of 820 feet; thence Northerly, parallel to the East boundary of said Section 18 a distance of 155 feet; thence westerly, parallel to the South boundary of said Section 18 a distance of 156 feet; thence northerly parallel to the East boundary of said Section 18 a distance of 368 feet; thence easterly, parallel to the South boundary of said Section 18 a distance of 976 feet to a point on the East boundary of said Section 18; thence southerly along the East boundary of said Section 18 a distance of 523 feet to the point of beginning.  Said parcel contains 9.97 net acres and is more fully described in book 1122, page 1569. Parcel (2) Beginning at a point 820 feet west of the SE corner of said Section 18 on the south boundary of said Section 18: thence westerly along the south boundary of said Section 18 a distance of 156 feet; thence northerly, parallel to the east boundary of said Section 18 a distance of 155 feet; thence easterly, parallel to the sought boundary of said Section 18 a distance of 156 feet; thence southerly, parallel to the east boundary of said Section 18 a distance of 155 feet to a point of beginning.  Said parcel contains .41 acres and is more fully described in book 1499, page 1153

TOWNSHIP 14 NORTH, RANGE 61 WEST, 6th P.M.
Section 25: NW/4NW/4

Lessor:	Leonard A. Fornstrom, Trustee of the Leonard A. Fornstrom Revocable Trust, U/A/D 6-30-1997, and Leonard A. Fornstrom, Trustee of the Alice E. Fornstrom Family Trust, U/A/D 6-30-1997
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 13, 2008
Recorded:	Book 2096 Page 486, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: E/2W/4

Lessor:	Vickie Ley, a widow and as Heir of the Estate of Victor Schwartz, deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 11, 2008
Recorded:	Book 2080 Page 1124, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: E/2W/4

Lessor:
Darryl May, a widower, and as the Legal Guardian for McKenna May and Keegan May, both the minor children of Darryl May and Gwendolyn May, and as Heir of the Estate of Gwendolyn May, deceased and as Heir of the Estate of Victor Schwartz, deceased

Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 14, 2008
Recorded:	Book 2096 Page 492, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: E/2W/4

Lessor:	Teresa Mercer, a.k.a. Terresa Mercer, a married woman dealing in her sole and separate property and as Heir of the Estate of Victor Schwartz, deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 14, 2008
Recorded:	Book _______ Page ________, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: E/2W/4

Ex -A-7

Lessor:	Gaylan Roth, a.k.a. Gaylen May, a married man dealing in his sole and separate property, and as Heir of the Estate of Victor Schwartz, deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 14, 2008
Recorded:	Book 2096 Page 489, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West Section 17: E/2W/4

Lessor:	Kenneth Macy and Angela Macy and Frederick Macy and Bertram Macy, as Joint Tenants.
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 13, 2008
Recorded:	Book 2096 Page 483, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: E/2, less a 14.60 acre tract, as described as exception in warranty deed dated May 9, 2007, in book 2006, page 1558.

Lessor:	Anderson Livestock, Inc.
Lessee:	Edward Mike Davis, L.L.C.
Dated:	November 2, 2008
Recorded:	Book 2096 Page 477, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Part of the NE/4, a 14.60 acre tract, as described as exception in warranty deed dated May 9, 2007, in book 2006, page 1558.

Lessor:	Scott L. Vasko and Kristine S. Vasko, husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 14, 2008
Recorded:	Book 2096 Page 480, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), NE/4SW/4

Lessor:	Irene Young, a widow and heir to James Young
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 29, 2008
Recorded:	Book 2076 Page 1660, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Ex -A-8

Lessor:	Donald J. Young, Trustee of The Robert Gary Young Trust dated 14 May 1981Trust
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1675, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Donald J. Young, a married man dealing in his sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1678, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Larry W. Young, a.k.a. Lawrence W. Young II, a married man dealing in his sole and separate
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1654, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Sharon K. Soderquist, a married woman dealing in her sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1666, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Lana J. Ford, a single woman
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1669, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Judy King, a single woman
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1672, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Ex -A-9

Lessor:	Peggy Jo Bunger, a married woman dealing in her sole and separate property and as Trustee of the Peggy Jo Bunger Living Trust
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 9, 2008
Recorded:	Book 2076 Page 1648, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Diana K. Simons a.k.a. Diana Simons, a married woman with sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 9, 2008
Recorded:	Book 2076 Page 1651, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Linda Sue Skirrow, a married woman with sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1663, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

ALBIN AREA PROSPECT LANDS AND LEASE
Township 17 North, Range 58 West, Banner County, Nebraska
Section 18: Lots 3, 4, E/2SE
Section 19: ALL

Lessor:	Palm-Egle Land Company, Inc., a Wyoming corporation
Lessee:	Edward Mike Davis, L.L.C.
Dated:	January 3, 2008
Recorded:	Book 131 OG, Page 173, Banner County, NE
Description:	Insofar and only insofar as the lease covers:
Township 17 North, Range 58 West
Section 18: Lots 3, 4, E/2SE/4 (S/2)
Section 19: Lots 1, 2, 3, 4, E/2E/2 (ALL)

EGLE and PALM (ALBIN WEST FIELD) LANDS AND LEASES

Township 17 North, Range 58 West, Banner County, Nebraska
Section 17: E/2SW/4 and SE/4
Section 20: ALL
Section 21: ALL

Ex -A-10

Lessor:	Palm-Egle Land Company, Inc., a Wyoming corporation
Lessee:	Edward Mike Davis, L.L.C.
Dated:	January 3, 2008
Recorded:	Book 131 OG, Page 173, Banner County, NE
Description:	Insofar and only insofar as the lease covers:
Township 17 North, Range 58 West
Section 17: E/2SW/4, SE/4
Section 20: NE/

Lessor:	Palm Investment Co., a limited partnership, Wayne Palm and Pat N. Palm, as Partners and as husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	January 9, 2008
Recorded:	Book 131 OG, Page 177, Banner County, NE
Description:	Insofar and only insofar as the lease covers:
Township 17 North, Range 58 West
Section 20: W/2 and SE/4
Section 21: ALL

EGLE and PALM (ALBIN WEST FIELD) WELLS

Well Name:	Egle 34-17
Located:	SW/4SE/4 of Section 17, T17N-R58W, Banner County, NE
API:	Working Interest: 100.00%	Net Revenue Interest: 80.00%
Equipment and Inventory: consisting of a pumping unit, rods, tubing and casing

Well Name:	Palm 21A-20
Located:	NE/4NW/4 of Section 20, T17N-R58W, Banner County, NE
API: 26-007-21898	Working Interest: 100.00%	Net Revenue Interest: 80.00%
Equipment and Inventory: consisting of a pumping unit, rods, tubing and casing

Well Name:	Palm 43-20
Located:	NE/4SE/4 of Section 20, T17N-R58W, Banner County, NE
API: 26-007-21900	Working Interest: 100.00%	Net Revenue Interest: 80.00%
Equipment and Inventory: consisting of a pumping unit, rods, tubing and casing

Well Name:	Palm 23-21
Located:	NW/4SW/4 of Section 21, T17N-R58W, Banner County, NE
API: 26-007-21903	Working Interest: 100.00%	Net Revenue Interest: 80.00%
Equipment and Inventory: consisting of a pumping unit, rods, tubing and casing

VRTATKO AREA PROSPECT LANDS AND LEASES

Lessor:	Vrtatko, Inc.; a Nebraska corporation; Ellen M. Vrtatko, a widow, James F. Vrtatko, a single, man, and Rodney J. Vrtatko, a married man
Lessee:	Edward Mike Davis, L.L.C.
Dated:	December 30, 2009
Recorded:	Book OG 209 Page 430, Kimball County, NE
Description:	Insofar and only insofar as the lease covers:

Ex -A-11

Township 14 North, Range 54 West, 6th P.M.
Section 29: W/2, W/2SE/4
Section 30: ALL
Section 31: ALL
Section 32: ALL
Section 33: ALL

Township 13 North, Range 54 West, 6th P.M.
Section 5: N/2, SW/4
Section 6: ALL
Section 7: ALL
Section 17: SE/4
Section 22: ALL

Township 13 North, Range 55 West, 6th P.M.
Section 1: ALL
Section 11: ALL
Section 12: ALL

Township 15 North, Range 55 West, 6th P.M.
Section 29: A 3.627 acre tract in SW/4NW/4
Section 32: A tract in the S/2

 Ex-A-12